UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2017

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

As previously disclosed, Synchronoss Technologies, Inc. (the “Company”) requested an amendment to its Senior Secured Credit Agreement dated January 19, 2017 with the lending institutions from time to time parties thereto (the “Lenders”) and Goldman Sachs Bank USA (the “Administrative Agent”), as administrative agent, collateral agent, swingline lender and a letter of credit issuer (the “2017 Credit Agreement”) for additional time to deliver its first quarter 2017 financial statements, as required under the 2017 Credit Agreement.

On June 30, 2017, the Company, the Lenders and the Administrative Agent entered into a Limited Waiver to Credit Agreement (the “Waiver Agreement”) pursuant to which the Lenders agreed, subject to the limitations contained in the Waiver Agreement, to temporarily waive (the “Limited Waiver”) the anticipated event of default (the “Anticipated Event of Default”) resulting from the Company’s failure to deliver its first quarter 2017 financial statements, together with related items required under the 2017 Credit Agreement on or prior to June 30, 2017.  In the absence of the Limited Waiver, after the occurrence of the Anticipated Event of Default the Lenders would be permitted to exercise their rights and remedies available to them under the 2017 Credit Facility with respect to an event of default.  The Limited Waiver will expire at 11:59 p.m. (New York City time) on July 13, 2017.  The Limited Waiver is designed to give the Company and the Lenders additional time to negotiate in good faith and document certain amendments to the 2017 Credit Facility.

As consideration for the Limited Waiver, the Company has agreed to pay a consent fee to each Lender who consented to the Waiver Agreement in an amount equal to 0.15% of the aggregate principal amount of such consenting Lender’s revolving credit commitments and term loans outstanding under the 2017 Credit Agreement, which amount shall be credited against any consent fee that is required to be paid in connection with any subsequent waiver of the Anticipated Event of Default or related amendment of the 2017 Credit Agreement. The Company is required to pay the consent fees within two business days of the effective date of the Waiver Agreement. In addition, the Company must pay the reasonable fees and expenses of counsel and other costs and expenses requested by the Administrative Agent on behalf of the Lenders and certain other fees as set forth in the Waiver Agreement.  A copy of the Waiver Agreement will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, to be filed as soon as practicable.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook” or words of similar meanings.  These statements are based on the Company’s current expectations and beliefs and various assumptions.  There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Examples of forward-looking statements include, but are not limited to, statements the Company’s make regarding the timing of the filing of the Company’s periodic reports, the expected revenue impact that will result from the restatement of the Company’s financial results and the potential amendment of the 2017 Credit Agreement. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements.  These factors include, but are not limited to, risks associated with the ongoing and uncompleted nature of the Company’s accounting review; fluctuations in the Company’s financial and operating results; integration of the Company’s Intralinks business and execution of the Company’s cost reduction plan; the Company’s substantial level of debt and related obligations, including interest payments, covenants and restrictions; uncertainty regarding increased business and renewals from existing customers; the dependence of the Company’s Intralinks business on the volume of financial and strategic business transactions; disruptions to the implementation of the Company’s strategic priorities and business plan caused by changes in the Company’s senior management team; customer renewal rates and attrition; customer concentration; the Company’s ability to maintain the security and integrity of the Company’s systems; foreign currency exchange rates; the financial and other impact of previous and future acquisitions; competition in the enterprise and mobile solutions markets; the Company’s ability to retain and motivate employees; technological developments; litigation and disputes and the costs related thereto; unanticipated changes in the Company’s effective tax rate; uncertainties surrounding domestic and global economic conditions; other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, to be filed with the SEC as soon as practicable.  The Company does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2017	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ Lawrence R. Irving
		Name:	Lawrence R. Irving
		Title:	Chief Financial Officer

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